EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AND RULE 13a-14(b) OR RULE 15d-14(b)

UNDER THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the Quarterly Report of Lion Copper and Gold Corp. (the "Company") on Form 10-Q for the fiscal quarter ended June 30, 2026 (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 10, 2026	/s/ John Banning
John Banning
Principal Executive Officer